Exhibit 99.2

TENDER AND SUPPORT AGREEMENT

This Tender and Support Agreement (this “Agreement”) is made and entered into as of February 10, 2021, by and among SY Holding Corporation, a Delaware corporation (“Parent”), SY Merger Sub Corporation, a Delaware corporation (“Merger Sub”) and the stockholders of Synacor, Inc., a Delaware corporation (the “Company”), set forth on Schedule A hereto (each a “Stockholder” and, collectively the “Stockholders”, and together with Parent and Merger Sub, the “parties”).

WHEREAS, Parent, the Company, and Merger Sub have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the “Merger Agreement”), which provides, among other things, for (a) Merger Sub to commence an offer to purchase (subject to the Minimum Condition) all of the issued and outstanding shares of Company Common Stock (as defined below), and (b) the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used herein without definition shall have the respective meanings specified in the Merger Agreement);

WHEREAS, each Stockholder beneficially owns (as such term is used in Rule 13d-3 of the Exchange Act) the number of shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) set forth opposite such Stockholder’s name on Schedule A hereto as of the date hereof (the “Existing Shares”); and

WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, each Stockholder is entering into this Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

AGREEMENT TO TENDER AND VOTE

Section 1.1 Tender.

(a) Agreement to Tender. Subject to the terms of this Agreement, each Stockholder agrees to tender or cause to be tendered in the Offer all of such Stockholder’s Existing Shares and other shares of Company Common Stock over which it acquires beneficial ownership after the date hereof (including any shares of Company Common Stock acquired by means of purchase, dividend or distribution, or issued upon the exercise of any stock options, warrants or other rights to acquire Company Common Stock or the conversion of any convertible securities or otherwise) (collectively, the “New Shares”, and together with the Existing Shares, the “Shares”), pursuant to and in accordance with the terms of the Offer. Without limiting the generality of the foregoing, as promptly as practicable, but in no event later than fifteen (15) Business Days, after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer and the Offer Documents being made publicly available on the SEC’s EDGAR database, each Stockholder shall deliver or cause to be delivered pursuant to the terms of the Offer (a) a letter of transmittal with respect to all of such Stockholder’s Shares complying with the terms of the Offer, (b) a certificate representing all such Shares that are certificated or, in the case of a book-entry share of any uncertificated Shares, written instructions to such Stockholder’s broker, dealer or other nominee that such Shares be tendered, including a reference to this Agreement, and requesting delivery of an “agent’s message” (or such other evidence, if any, of transfer as the Depositary Agent may reasonably request), and (c) all other documents or instruments required to be delivered in order to effect the valid tender of such Stockholder’s Shares pursuant to the terms of the Offer. Each Stockholder agrees that, once any of such Stockholder’s Shares are tendered, such Stockholder will not withdraw or cause to be withdrawn such Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Article IV.

(b) Return of Shares. If (i) the Offer is terminated or withdrawn by Parent and Merger Sub or (ii) the Merger Agreement is terminated in accordance with its terms prior to the purchase of the Shares in the Offer, Parent and Merger Sub shall promptly return, and shall cause any depository acting on behalf of Parent and Merger Sub to return, all Shares tendered by each Stockholder in the Offer to such Stockholder.

Section 1.2 Agreement to Vote. From and after the date hereof until the earliest to occur of (a) the Effective Time, (b) the termination or withdrawal of the Offer by Parent and Merger Sub and (c) the termination of the Merger Agreement pursuant to and in compliance with the terms therein (such earlier date, the “Expiration Date”), each Stockholder irrevocably and unconditionally hereby agrees that at any meeting (whether annual or special and each adjourned or postponed meeting) of the Company’s stockholders, however called, or in connection with any written consent of the Company’s stockholders, the Stockholder will (i) appear at such meeting or otherwise cause all of its Shares, which it beneficially owns as of the applicable record date, to be counted as present at the meeting for purposes of calculating a quorum and (ii) vote or cause to be voted (including by proxy or written consent, if applicable) all such Shares (A) against any action, proposal, transaction or agreement in favor of an Acquisition Proposal, including a Superior Proposal, without regard to the terns of such Acquisition Proposal or Superior Proposal, (B) against any material change in the capitalization of the Company or any of its Subsidiaries, or the corporate structure of the Company or any of its Subsidiaries, and (C) against any action, proposal, transaction or agreement that is intended, or would reasonably be likely to prevent, materially impede, materially delay or otherwise materially and adversely affect the Company’s, Parent’s or Merger Sub’s ability to timely consummate the transactions contemplated by the Merger Agreement, including the Merger (clauses (A) through (C), the “Required Votes”). Except as explicitly set forth in this Section 1.2, nothing in this Agreement shall limit the right of each Stockholder to vote (including by proxy or written consent, if applicable) in favor of, against or abstain with respect to any other matters presented to the Company’s stockholders.

Section 1.3 Restrictions on Transfers.

(a) Except as otherwise provided in Section 1.3(b), absent the prior written consent of Parent (which consent may be granted or withheld in Parent’s sole discretion), each Stockholder hereby agrees that, from the date hereof until the Expiration Date, it shall not, directly or indirectly, (i) sell, transfer, assign, tender in any tender or exchange offer, pledge, encumber, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of applicable Law or otherwise) (a “Transfer”), either voluntarily or involuntarily, or enter into any contract, option or other arrangement or understanding providing for the Transfer of any Shares (or any rights attached thereto, or any economic interests therein), or (ii) agree (whether or not in writing) to take any of the actions prohibited by the foregoing clause (i). Any purported Transfer of Shares inconsistent with this Section 1.3 shall be null and void. For the avoidance of doubt, nothing herein shall be deemed to restrict the ability of Stockholder to exercise prior to the end of the Expiration Date, any Company Options and Other Rights (as defined below) held by Stockholder.

(b) The restrictions set forth in Section 1.3(a) shall not apply to any Transfer of Shares by Stockholder (i) in connection with the Offer as provided in Section 1.1(a), (ii) for the net settlement of such Stockholder’s Company Options and Other Rights (to pay the exercise price thereof and any Tax withholding obligations), (iii) for the exercise of such Stockholder’s Company Options and Other Rights and the sale of a sufficient number of such Shares acquired upon exercise of such Company Options and Other Rights as would generate sale proceeds sufficient to pay to the Company the aggregate applicable exercise price of shares then exercised under such Company Options and Other Rights and any Tax withholding obligations of the Company arising as a result of such exercise, (iv) the exercise of Stockholder’s Company Options and Other Rights, to the extent such options or other rights would expire prior to the Effective Time, (v) such Stockholder from selling Shares under any written plan providing for the trading of Shares in accordance with Rule 10b5-1 under the Exchange Act (a “10b5-1 Plan”) or which is put in place after the date hereof in order to replace an expired or expiring 10b5-1 Plan (provided, that any such 10b5-1 Plan shall be implemented in accordance with the requirements of the Company’s insider trading policy and on substantially consistent terms as the expired or expiring 10b5-1 Plan, except as may be required to implement additional sales pursuant to the foregoing clause (iv)), (vi) to a charitable organization qualified under Section 501(c)(3) of the Code, (vii) in the case of any Stockholder that is a natural person, to his or her immediate family members or by will or the laws of intestacy, or to any trust, partnership, corporation or limited liability company established and held for the direct or indirect benefit of the Stockholder or his or her immediate family members, or any other Transfer for bona fide estate planning or tax-planning purposes, (viii) in the case of any Stockholder that is an entity, to one or more parent entities or partners or members of Stockholder or to an affiliated corporation, trust or other business entity under common control with Stockholder or (ix) in the case of any Stockholder that is a trust, a transfer to a beneficiary; provided that, a Transfer referred to in clauses (vi) through (ix) of this Section 1.3(b) shall be permitted only if the transferee shall in connection with such Transfer execute a customary joinder in form and substance reasonably satisfactory to Parent agreeing to be a “Stockholder” hereunder if such transferee is not already a party to this Agreement, and to perform all obligations as a Stockholder pursuant to this Agreement with respect to the Shares.

Section 1.5 Inconsistent Agreements. Each Stockholder hereby covenants and agrees that, except for this Agreement, it (a) shall not deposit any of such Stockholder’s Shares into a voting trust or enter into at any time while this Agreement remains in effect any voting agreement or voting trust with respect to the Shares and (b) shall not grant at any time while this Agreement remains in effect a proxy, consent or power of attorney with respect to the Shares.

ARTICLE II

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.1 Representations and Warranties of each Stockholder. Each Stockholder represents and warrants (severally and not jointly) to Parent and Merger Sub as follows:

(a) (i) Such Stockholder has full legal right, power and capacity to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby, (ii) this Agreement has been duly executed and delivered by such Stockholder and the execution, delivery and performance of this Agreement by such Stockholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder and no other company actions or proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, and (iii) this Agreement constitutes the legal, valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity);

(b) The execution and delivery of this Agreement by such Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, (i) conflict with or violate any applicable Law or Contract binding upon such Stockholder or the Shares, nor (ii) require any authorization, consent or approval of, or filing with, any Governmental Authority, except in each case of clause (i) and (ii) hereof for filings with the SEC by such Stockholder or as would not impact such Stockholder’s ability to perform or comply with its obligations under this Agreement in any material respect, except for any of the foregoing as would not reasonably be expected, either individually or in the aggregate, to impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis;

(c) (i) Such Stockholder beneficially owns (as such term is used in Rule 13d-3 of the Exchange Act) the Shares and (ii) such Stockholder (A) owns, beneficially and of record, or controls all of the Shares free and clear of any proxy, voting restriction, adverse claim, or other Lien (other than any restrictions created by this Agreement or under applicable federal or state securities Laws), (B) has sole voting power, sole power of disposition, sole power to demand dissenters’ rights and sole power to agree to all of the matters set forth in this Agreement, each with respect to all of such Stockholder’s Shares, (C) does not own, of record or beneficially, any shares of capital stock of the Company other than the Existing Shares set forth on Schedule A hereto and any New Shares for which beneficial ownership is acquired after the date hereof, and (D) no Person other than such Stockholder has any right to direct or approve the voting or disposition of any of such Stockholder’s Shares;

(d) As of the date hereof, Stockholder is the legal and beneficial owner of the number of Company Options, Company RSUs and Company PSUs and other rights to acquire, directly or indirectly, shares of the Company Common Stock set forth on Schedule A hereto (collectively, the “Company Options and Other Rights”);

(e) As of the date hereof, there is no Legal Proceeding pending or, to the knowledge of such Stockholder, threatened in writing against such Stockholder before or by any Governmental Authority, except, as would not reasonably be expected, either individually or in the aggregate, to materially impair the ability of such Stockholder to perform its, his or her obligations hereunder or to consummate the transactions contemplated hereby on a timely basis; and

(f) Except for Canaccord Genuity, no broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

Section 2.2 Representations and Warranties of Parent and Merger Sub. Each of Parent and Merger Sub represents and warrants to each Stockholder as follows:

(a) (i) Each of Parent and Merger Sub has full legal right, power and capacity to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, (ii) this Agreement has been duly executed and delivered by Parent and Merger Sub and the execution, delivery and performance of this Agreement by each of Parent and Merger Sub and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent and Merger Sub and no other company actions or proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, and (iii) this Agreement constitutes the legal, valid and binding agreement of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity);

(b) the execution and delivery of this Agreement by each of Parent and Merger Sub does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, (i) conflict with or violate any applicable Law or Contract binding upon each of Parent and Merger Sub, (ii) conflict with or violate the certificates of incorporation or bylaws of Parent and Merger Sub, nor (iii) require any authorization, consent or approval of, or filing with, any Governmental Authority, except in each case of clause (i) and (iii) hereof for filings with the SEC by Parent or as would not impact such Parent’s ability to perform or comply with its obligations under this Agreement in any material respect; and

(c) Parent is a corporation duly incorporated, validly existing and in good standing under Laws of the State of Delaware, and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to be in good standing would not, individually or in the aggregate, prevent or materially delay the consummation by Parent or Merger Sub of the transactions contemplated hereby or the performance by Parent or Merger Sub of their respective covenants and obligations hereunder. Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its respective properties and assets, except where the failure to be in good standing would not, individually or in the aggregate, prevent or materially delay the consummation by Parent or Merger Sub of the transactions contemplated hereby or the performance by Parent or Merger Sub of their respective covenants and obligations hereunder. Neither Parent nor Merger Sub is in violation of their respective certificates of incorporation or bylaws.

Section 2.3 Covenants. Each Stockholder hereby:

(a) irrevocably waives, and agrees not to exercise, any dissenters’ or appraisal rights that such Stockholder may have with respect to the Shares pursuant to Section 262 of the DGCL or otherwise;

(b) agrees to promptly notify Parent (and in any event within five (5) Business Days of such acquisition) of the number of any New Shares acquired by such Stockholder after the date hereof and prior to the Expiration Date. Any New Shares shall automatically be subject to the applicable terms of this Agreement as though owned by Stockholder on the date hereof;

(c) agrees to permit the Company to publish and disclose in filings with the SEC and in the press release announcing the transactions contemplated by the Merger Agreement, this Agreement and the Stockholders’ identity and ownership of the Shares and the nature of the Stockholders’ commitments, arrangements and understandings under this Agreement;

(d) agrees to permit Parent to publish and disclose in filings with the SEC and in the press release announcing the transactions contemplated by the Merger Agreement, this Agreement and the Stockholders’ identity and ownership of the Shares and the nature of the Stockholders’ commitments, arrangements and understandings under this Agreement;

(e) acknowledges that such Stockholder has received and reviewed a copy of the Merger Agreement and that each of Parent and Merger Sub is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement;

(f) agrees that such Stockholder shall not bring, commence, institute, maintain, prosecute, join or voluntarily aid any Legal Proceeding in law or in equity, in any court or before any Governmental Authority, which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or the Merger Agreement or (ii) alleges that the execution and delivery of this Agreement by such Stockholder, either alone or together with any other voting agreements to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the Company Board breaches any fiduciary duty of the Company Board or any member thereof, provided, that this Section 2.3(f) shall in no way be construed to limit the rights of such Stockholder to enforce any express rights such Stockholder may have under this Agreement, the Merger Agreement or the Offer Documents.

ARTICLE III

TERMINATION

This Agreement shall terminate without any further action by any party and be of no further force or effect on the Expiration Date, and no party shall have any rights or obligations hereunder following such termination. Notwithstanding the preceding sentence, this Article IV and Article V shall survive any termination of this Agreement.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (i) no Stockholder makes any agreement or understanding herein in any capacity other than in such Stockholder’s capacity as a beneficial owner of such Stockholder’s Shares, (ii) nothing in this Agreement shall be construed to limit or affect any Stockholder’s rights and obligations as a director or officer of the Company, and (iii) no Stockholder shall have any liability to Parent, Merger Sub or any of their Affiliates under this Agreement as a result of any action or inaction by such Stockholder acting in his or her capacity as a director or officer of the Company.

Section 4.2 Expenses. Whether or not the Merger is consummated, all costs, expenses and fees (including attorneys’ fees, if any) incurred in connection with the preparation, execution and delivery of this Agreement and compliance herewith, shall be paid by the party incurring or required to incur such expenses.

Section 4.3 No Ownership Interest. Except as specifically provided herein, (a) all rights, ownership and economic benefits of and relating to a Stockholder’s Shares shall remain vested in and belong to such Stockholder and (b) neither Parent nor Merger Sub shall have authority to exercise any power or authority to direct or control the voting or disposition of any Shares or direct such Stockholder in the performance of its duties or responsibilities as a stockholder of the Company. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person, including Parent and Merger Sub, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law.

Section 4.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, (iii) immediately upon delivery by hand, or (iv) immediately upon delivery by e-mail during normal business hours of the recipient on a Business Day or, if delivered outside of normal business hours of the recipient on a Business Day or on a day that is not a Business Day, on the first Business Day thereafter, in each case to the intended recipient as set forth below:

if to Parent or Merger Sub, to:

SY Holding Corporation

c/o Centre Lane Partners, LLC

One Grand Central Place

60 East 42nd Street, Suite 2220

New York, NY 10165

Attention: Kenneth Lau

E-mail: klau@centrelanepartners.com

and

info@centrelanepartners.com

with a copy (which shall not constitute notice) to:

Thompson Hine LLP

127 Public Square, Suite 3900

Cleveland, OH 44114

Attention: Emma S. Off

            David D. Watson

E-mail: emma.off@thompsonhine.com

             david.watson@thompsonhine.com

if to Stockholder, to:

the address set forth on the signature page attached hereto.

Section 4.5 Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (a) in the case of an amendment, by Parent, Merger Sub and each Stockholder, and (b) in the case of a waiver, by the party (or parties) against whom the waiver is to be effective. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 4.6 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated (including by sale of stock, operation of applicable Law in connection with a merger or sale of substantially all the assets) by any of the parties hereto without the prior written consent of the other parties, except that Parent may assign, in its sole discretion, all or any of the rights, interests or obligations hereunder to any of its Affiliates. Without limiting any of the restrictions set forth in this Agreement, this Agreement shall be binding upon any Person to whom any Shares are Transferred. Any purported assignment inconsistent with this Section 4.6 shall be null and void.

Section 4.7 No Partnership, Agency, or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

Section 4.8 Entire Agreement. This Agreement (including Schedule A hereto), and, to the extent referenced herein, the Merger Agreement, constitute the entire agreement, and supersede all other prior and contemporaneous agreements, understandings, undertakings, arrangements, representations and warranties, both written and oral, among the parties with respect to the subject matter hereof.

Section 4.9 No Third-Party Beneficiaries. Each Stockholder, Parent and Merger Sub agrees that (a) its representations, warranties, covenants and agreements set forth herein are solely for the benefit of Parent and Merger Sub (in the case of a Stockholder) or each Stockholder (in the case of Parent and Merger Sub), in accordance with and subject to the terms of this Agreement, and (b) this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 4.10 Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

Section 4.11 Jurisdiction; Specific Enforcement; Waiver of Trial by Jury.

(a) Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby brought by it or its Affiliates against any other party or its Affiliates shall be brought and determined exclusively in the Delaware Court of Chancery or, if under applicable Law the Delaware Court of Chancery does not have proper subject matter jurisdiction, any federal or state court in the State of Delaware (and appellate courts thereof). Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding. Each of the parties agrees not to and to cause its Affiliates not to commence any action, suit or proceeding relating to this Agreement or the transactions contemplated hereby except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby (i) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the suit, action or proceeding in any such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto irrevocably agrees that, subject to any available appeal rights, any decision, order, or judgment issued by such above named courts shall be binding and enforceable, and irrevocably agrees to abide by any such decision, order, or judgment.

(b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE)

ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.12 Specific Performance; Remedies. Each of the Stockholders agrees and acknowledges that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each of the Stockholders accordingly agrees that, without posting bond or other undertaking, Parent shall be entitled to seek injunctive or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In the event that any such action is brought in equity to enforce the provisions of this Agreement, no Stockholder will allege, and each Stockholder hereby waives the defense or counterclaim, that there is an adequate remedy at law.

Section 4.13 Headings. Headings of the Articles and Sections of this Agreement are for convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

Section 4.14 Interpretation. When a reference is made in this Agreement to an Article, Section or Schedule, such reference shall be to an Article, Section or Schedule of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires. The word “extent” and the phrase “to the extent” when used in this Agreement shall mean the degree to which a subject or other thing extends, and such word or phrase shall not mean simply “if”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. References in this Agreement to specific laws or to specific provisions of laws shall include all rules and regulations promulgated thereunder, and any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

Section 4.15 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party hereto has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

Section 4.16 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is unenforceable and a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

SY HOLDING CORPORATION

By:
Name:
Title:

SY MERGER SUB CORPORATION

By:
Name:
Title:

[SIGNATURE PAGES TO TENDER AND SUPPORT AGREEMENT]

Executed as of the date first above written.

[STOCKHOLDER]

By:
Name:
Title:

Address:

E-Mail:

[SIGNATURE PAGES TO TENDER AND SUPPORT AGREEMENT]

SCHEDULE A

Stockholder	Number of Existing Shares Beneficially Owned	Company Options and Other Rights